SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
                                              April 2, 1997 (February 28, 1997)
                                              ----------------------------------

                         HENG FAI CHINA INDUSTRIES, INC.
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               (Exact name of Registrant as specified in charter)

      Delaware                     0-7619                   93-063633
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(State or other jurisdic-        (Commission             (IRS Employer
 tion of incorporation)          File Number)          Identification No.)

 650 West Georgia Street, British Columbia, Canada  V684N8
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(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (604) 685-8318

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(Former Address)                            (Zip Code)

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Item 2.  Acquisition or Disposition of Asset

         As of February 28, 1997, Heng Fai China Industries Acquisition
Limited ("HFCIAL"), a Hong Kong wholly owned subsidiary of Heng Fai China Industries, Inc. (the "Registrant" or the "Company"), entered into a conditional joint venture agreement, a copy of which is annexed as an exhibit to this Report (the "Agreement"), with Sunlight (Zhangjiagang Free Trade Zone) Investment Consulting Company Limited ("PRC Party") to establish Heng Li (Zhangjiagang Free Trade Zone) International Trading & Development Co., Ltd. ("JV").

         The sole asset of JV will be a 318,000 square foot, 22-story office tower currently under construction ("Project"). The tower is located in the Zhangjiagang Free Trade Zone of the Jiangsu Province in the People's Republic of China ("China"), and will include a shopping mall on its first two floors. The PRC Party has advised the Company that approximately $4,800,000 in development expenditures have been incurred to date on construction of the Project. A current independent valuation report by Colliers Jardine of Hong Kong gives the Project, upon completion, a market valuation of $14,505,000. The Company cannot give any assurance that such expenditures have been incurred or the current market valuation will be accurate upon completion of the Project.

         In accordance with the Agreement, the Company will issue 379,520 shares of the Company's Preferred Stock, $10.00 par value, to the PRC Party for consideration of a 70% interest in JV to be acquired by HFCIAL. The Company believes that the Zhangjiagang Free Trade Zone is the only inland China free trade zone. The Zhangjiagang Free Trade Zone offers special economic policies, along with other beneficial trade features, which promote trade in the Jiangsu Province of China.


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

Item 7.  Financial Statements and Exhibits

a)       Attached hereto as Exhibit 1 is a copy of the Agreement.


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

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 2, 1997

                                          HENG FAI CHINA INDUSTRIES, INC.
                                          (Registrant)



                                           By: /s/ Robert H. Trapp
                                              -------------------------------
                                               Robert H. Trapp,
                                               Secretary, Treasurer and Director


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